UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 15, 2008

TALON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-13669 (Commission File Number)	95-4654481 (I.R.S. Employer Identification No.)

21900 Burbank Blvd., Suite 270 Woodland Hills, California (Address of Principal Executive Offices)	91367 (Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        Effective January 15, 2008, Wouter van Biene resigned his position as our Chief Operating Officer. In connection with Mr. van Biene’s resignation and in exchange for a full release of claims against us, we have agreed to pay Mr. van Biene twelve months of his current base salary and provide him twelve months of continued coverage under our group health plan.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.
Date: January 22, 2008	By: /s/ Lonnie D. Schnell ______________________________________ Lonnie D. Schnell, Chief Financial Officer